UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:

3/31/06

Date of reporting period:3/31/06

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE BENDER GROWTH FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2006

Letter from SBG Capital Management

As always, the capital markets continue to change and investment dollars flow in rapid fashion around the world.  Key to investing for most investors is the employment of successfully seasoned and consistent money managers.  We believe we have two such money managers at our mutual fund complex.

The Bender Growth Fund is managed by Robert Bender & Associates.  Robert Bender & Associates focuses on companies with superior earnings growth, industry leadership and high profitability.  This strategy has been employed by Robert Bender & Associates for over thirty years with successful results.

The Montecito Fund, managed by Blake Todd of Seidler Investment Advisors, invests in common stocks, real estate and bonds.  The emphasis of this fund is to capture much of the return of the Standard & Poor’s 500 while taking on much less risk.  Blake started managing the Montecito Fund towards the end of calendar year 2005.  The asset size of this fund has grown dramatically since Blake began managing the fund.

More on the Bender Growth Fund and Montecito Fund can be found on the ensuing pages in this report.  Both of these money managers capably manage their particular fund.  As we move forward, our goal is to build the most successful mutual fund business in the industry.  This task is impossible to accomplish without our fellow investors.  We always welcome your thoughts on how to improve the business and our service to you.  Please call us any time at (626) 844-1441.  We greatly appreciate your business and support of The Santa Barbara Group of Mutual Funds.

Sincerely,

John P. Odell

Steven W. Arnold

The Bender Growth Fund

Dear Shareholder,

During the past fiscal year, despite higher short and long-term interest rates, growth stock valuations began to expand as the market anticipated the completion of the Federal Reserve’s tightening campaign.  While we feel that short-term rates could reach 5% in the near future, we believe the combination of higher interest rates and oil prices are succeeding in putting a damper on overall economic activity. Previous simultaneous increases in bond yields and gasoline prices have been associated with declines in real consumer spending.  With the housing market showing significant weakness, the Fed will likely proceed with caution, as consumer consumption also tends to follow the lead of the housing market.  Looking at past tightening cycles, short-term rates tend to end up roughly where bond yields were when the tightening began.  As bond yields were roughly 4.75% when the Fed began tightening in 2004, and with inflation remaining relatively benign, the implication is that the Fed is close to finished.  This would be a very positive development for growth stocks, considering that profits were up approximately 15% in the first quarter yet stock returns were in the single digits. A more accommodating Fed could lead to much better growth stock performance as the year progresses.

Our performance over the past year was primarily influenced by three sectors: Healthcare, Technology, and Retail.  Fiscal 2006 was a year of significant outperformance in the Biotechnology industry.  Both Genentech and Gilead Sciences received additional indications for drugs in their portfolios that led to incremental earnings growth and higher stock market multiples.  In the technology sector, Broadcom, Marvell Technology Group and Qualcomm outperformed as several technology companies integrated their communications semiconductors into their product architectures.  In the retail sector we experienced strong growth from Chico’s Inc. as well as Starbucks, as both companies continued to post impressive gains in same store sales.

While we were pleased with the overall performance of the Bender Growth Fund in the past fiscal year, it was also a year of transition. During this period the turnover rate of the fund increased as several of our long-term holdings concurrently reached mature growth rates, requiring us to seek out companies with a stronger growth profile.  For example: Kohl’s Corporation, Bed Bath and Beyond, Staples, CDW, and Checkpoint Software were all sold as it was unlikely they could achieve 20% growth rates going forward.  In addition, we decided to sell both Laserscope and Autodesk, as there was a significant change in our original thesis for owning these companies.

Compounding the increased turnover rate was the fact that we were forced to replace two companies that were acquired.  While both companies were acquired at a premium to their market rates, it was somewhat disappointing as we felt both companies offered outstanding prospects for future growth.  These were Eon Laboratories and Advanced Neuromodulation Systems.

In the construction of the Bender Growth Fund, Robert Bender and Associates follows a strict discipline in the selection of stocks we purchase.  Besides the requirement of profitability, 20% revenue and earnings growth, and positive operating cash flow, we take into account a number of other factors to gauge the growth potential of individual companies.  Through this process we develop a thesis for each company in which we invest.  This involves not only the microeconomic factors of each company, but also a company’s standing in their given industry and how we expect their growth to develop over time.  If a change in our original thesis for owning a company should occur, we initiate a thorough review of the company’s fundamentals to decide whether or not to maintain our investment.  We feel that our ability to outperform the markets over time is due in part to adhering to this discipline.

While the Bender Growth Fund has undergone several changes in the past year, it is important to remember that we are constantly evaluating the fund holdings in order to achieve the highest rates of return while sticking to our discipline.  Going forward, we feel the turnover rate of the fund will remain low relative to other growth managers, while striving to maintain excellent performance over time. Thank you for your continued support of the Bender Growth Fund.

Sincerely,

Robert L. Bender

Reed G. Bender

The Montecito Fund

Plain speaking about Common Sense Investing

We look forward to talking with you each year at this time through these annual letters to our fellow shareholders of The Montecito Fund.  More than one person has told us not to mince any words and just get right to it and tell us how we did.  So the first paragraph of each annual letter, in straight English with no qualifications, will be the performance of the Fund and how it is positioned.  After all, the results are the results.

After that first paragraph we hope you will indulge us a bit in allowing us to give you our current thinking on each of the three asset classes that are in our Fund ..  But unlike many financial writers we hope to do it as succinctly as possible and without the normal escape clauses they give themselves.  Being upfront about our current thinking, we do reserve the right to adapt to the changes that occur in the world.  We know we will not always be correct, in fact we expect to have to adjust our thinking a great deal of the time.  That is one of the responsibilities we take very seriously - we will pay close attention to the markets and the assets in the portfolio and make changes as we feel needed.

The final section of each annual letter we will devote to a topic of interest that may seem timely to us at the writing of the letter.  This year it will be the concept of our asset diversification and our disciplines.  Those concepts are perhaps the most important things that will over time provide us with the ability to be correct when it comes to the primary mission of this portfolio:  To deliver a competitive long term total rate of return.  So, with our appreciation for the trust you have placed in us to manage your investment and without further ado, our first annual letter to our fellow shareholders of The Montecito Fund.

______________________________________________________________________ ______________ __

April 2006

Dear Fellow Shareholders of The Montecito Fund,

We started the portfolio management of the Fund on November 1st 2005 with the net asset value being $ 10.09.  There have been 9.4 cents in distributions since then and as of the end of business on March 31st 2006 the net asset value was $ 10.7 4 ..  This has resulted in a total positive rate of return of $0.7 4 per share or 7. 41 % for the five months we have been directing the portfolio.   On March 31st, 2006 the portfolio was invested 45% in Stocks, 26% in Real Estate, 25% in Fixed Income and held 4% in Cash.

For this first letter we want to keep the old expression in mind about not missing the forest for the trees.  Therefore, as we look at the three major asset classes in which we invest we thought it more important to give an overall perspective to each asset class as they exist today rather than discussing any of the individual securities that have been bought or sold in the short period of time we have been your portfolio manager.  (You can look further in the schedule of investments to see the individual companies that we have presently.)   We hope to address in this manner some of the major questions that investors have recently posed.

Equities – The profits of most major companies have continued to increase steadily over the years.  However, the indexes that represent the prices of these companies have continued to show remarkable resistance to advancing above the trading range of the last 7 years.  In 1999 the Dow Jones Industrial Average was above the 11,000 level for the first time in its history and in January of 2000 it set a current peak price of 11,750.  We find that as of March 31st, 2006 the DJIA was at 11,109.  With earnings levels significantly higher today than in 1999 it is obvious that corporations are valued lower now than they were seven years ago.  This represents a phenomena known as Price to Earnings (“PE”) compression.  The process of PE compression has historically continued for multiple years and generally has not ended at “fair valuation” but rather at “undervaluation” by the time it was done.  Could this trend continue for a few years?  It is our contention that this is very likely.  During similar periods of time in the past, there has been a need to be even more diligent in managing investments in order to deliver positive rates of return.  During periods of PE Compression there will be times when the valuation of the entire market will go down.  While it is disheartening to investors to see the value of their investments decline for short periods of time, it is during those declines that some of the best entry points into various companies present themselves.  And no one is able to know exactly when the sentiment shift will change and PEs will begin to expand again.  But inevitably it will happen.  When they do start to expand you need to have representation in the markets in order to participate ,   because by the time most people realize it is happening, a major portion of the upward move has already occurred. This stresses the importance of having disciplines in place that provide a long term perspective, allow undervaluation to be identified and have positive cash flow from the entire portfolio that will allow you to take advantage of the opportunities when they present themselves.   Therefore, we are focusing on those companies that meet our disciplines of improving revenues, and increasing dividends for the shareholders.  We are paying close attention to the valuation levels of the companies we own and sticking to our belief in asset diversification.

Real Estate and Asset Based Securities – The leading asset class for the past few years in terms of performance, it has continued to provide stellar rates of return in the last 5 months as well and was a major factor in the fund’s positive performance ..  It would be easy to say that one should exit the asset class with the assumption that “the run is over”.  However, there are some major trends that continue and fundamental reasons to always have a portion of the portfolio in these securities.  Real Estate Investment Trusts (REITs) provide very attractive cash flow from their distributions, and as the underlying properties have their rental income increase with inflation, those distributions increase over time.   We believe that o ver time the valuation of the properties, and the REITs tha t own those properties, will increase to reflect that higher income stream.  Interestingly , over the past 20 plus years, while the stock market has enjoyed one of the greatest bull market moves in its history,  the National Association of Real Estate Investment Trusts (NAREIT ) index of REIT values has outperformed the Standard and Poor’s 500 Index on a total rate of return basis. Importantly , as an asset class REITs, when mixed with Stocks and Bonds in a portfolio, have smoothed out the volatility of a portfolio dramatically.  The Real Estate and Asset Based Securities have many different and varied sub - sectors.  We will continue to utilize our selection disciplines to identify those sub - sectors where the greatest value and most competitive distribution stream present themselves for our investors.

Fixed Income – The Federal Reserve of t he United States has been on a multi - year campaign to take away its accommodative monetary policy of earlier this decade.  They had used low interest rates to spur the economy after the speculative excesses were adjusted in the stock market and the terrorist attacks of September 11th 2001 slowed economic activity dramatically.  It is our opinion that the Fed has completed the removal of the accommodative low interest rate environment and have moved on to focus on different market forces.  The role of monetary policy at present appears to be providing enough money to keep the consumption based economy afloat without having inflation become a major concern .. This is a very tricky tight rope to walk indeed ,   especially with influences outside the Federal Reserves control having as much of an effect as any short term shift in interest rates might – namely the price of oil, the effects of changing currency exchange rates, governmental spending excess, terrorism, and most importantly the mind set of the consumer.  And, there is the historical precedent that the Federal Reserve has in the past always tended to overshoot on movements in interest rates.  We are concerned with the inflationary forces of the twin deficits (budget and trade), the inflationary forces of higher oil prices, and the future issue of the over-promised entitlement contracts with the aging baby boom generation.  Higher inflation tends to lead to higher interest rates to combat it.  The fixed income investor benefits from these higher interest rates, but only if they have capital to invest at the higher rates.  Hence we are invested shorter term with our fixed income securities and any maturity that we do have that is longer than three years will have some inflationary benefit associated with it (such as TIPs or Convertible Bonds).   And of course we will continue to follow both our purchase and sales disciplines.

The investing disciplines of the F und are common sense in their big picture and to those we add some of our own proprietary research and analytic tools.  We strive to bring the best concepts of long term investing to our investors in one investment vehicle.  By the melding of the three major asset classes investors have available, we should decrease volatility of the overall portfolio while at the same time allow for the long term rates of return from each asset class to be realized.   We have a discipline of being invested between 15 to 50 percent of the Fund assets in each of these three asset classes.  While this allows us the flexibility to over and underweight each of the classes at various times, it does not allow us to morph into a fund that will be over concentrating in any one of those asset classes , or have too minimal of an exposure to be relevant.  The lessons of the past show when managers have violated their own disciplines in search of short term performance, or perceived competitive pressures, they have , in the end , sacrificed the long term objectives of their investors and taken on unacceptable risk.  Our asset diversification discipline lowers volatility and allows for the added benefits of rebalancing on a regular basis as well.  The most notable benefit of rebalancing is that it forces the sale of a portion of ass e t classes that may have become overvalued in favor of investing in asset classes that may be undervalued.  When done over a multi - year timeframe it has been proven to add to the performance of a diversified portfolio.

We hope you are as pleased with this short - term performance as we are.  However, we caution that this F und is not managed for short - term performance.  The whole concept of this F und is to manage money utilizing time tested disciplines to generate a competitive long - term total return for our investors.

Thank you once again for the opportunity to manage your F und.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome your comments as well.

Blake T. Todd

Portfolio Manager

Seidler Investment Advisors, Inc.

The Bender Growth Fund

Growth of $10,000 From Commencement of Operations*

Through March 31, 2006

Performance Summary – For Periods Ended March 31, 2006

Annualized Since

1 Year

5 Years Annualized

Inception*

The Bender Growth Fund:

Class A Shares:

Without Sales Charge

21.97%

   4.73%

15.44%

With Sales Charge (1)

14.94%

   3.50%

14.53%

Class C Shares:

Without Sales Charge

20.42%

   3.43%

11.86%

With Sales Charge (2)

19.42%

   3.43%

11.86%

Class Y Shares

21.72%

   4.53%

12.97%

S&P 500

11.73%

   3.97%

  7.76%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

*Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.  S&P 500 performance information is since December 10, 1996.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Bender Growth Fund

Investment Performance For Periods Ended March 31, 2006

(1)

Performance figure shown here is representative of the period from December 10, 1996 to March 31, 2006.

(2)

Commenced operations October 1, 1998.

(3)

Commenced operations December 10, 1996.

  *

Adjusted for initial maximum sales charge of 5.75%.

 **

Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
Network Appliance, Inc.	5.41%	Medical	19.41%
QUALCOMM, Inc.	5.38%	Retail- Restaurant/Specialty	19.40%
Starbucks Corp.	5.10%	Computer Services	16.90%
Cognizant Technology Solutions Corp.	4.94%	Communications	10.20%
Genentech, Inc.	4.92%	Internet	10.07%
Gilead Sciences, Inc.	4.91%	Retail- Other	8.87%
Chico's FAS, Inc.	4.88%	Pharmaceutical	4.91%
Broadcom Corp., Cl. A	4.81%	Physical Practice Management	3.98%
eBAY, Inc.	4.80%	Human Resources	3.11%
VeriSign, Inc.	4.64%	Semiconductors	2.70%
		Other Assets Less Liabilities	0.45%
		Net Assets	100.00%

                                                                                                   ___________

                                                                  *As of March 31, 2006.  Top ten holdings excludes short-term investments.

The Montecito Fund

Growth of $10,000 From Commencement of Operations*

Through March 31, 2006

Performance Summary – For Periods Ended March 31, 2006

Annualized Since

1 Year

Inception*

The Montecito Fund:

Without Sales Charge

   5.82%

 2.43%

With Sales Charge (1)

 -0.25%

    0.93%

S&P 500

11.73%

 5.81%

(1) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2006

(1)

Performance figure shown here is representative of the period from April 15, 2002  to March 31, 2006.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
FHLB, 5.00%, due 2/28/08	3.39%	Common Stock	45.57%
Global Signal, Inc.	2.68%	Real Estate Investment Trusts	25.69%
U.S. TIP Bond, 1.875%, due 7/15/15	2.67%	U.S. Government Agencies	21.90%
FHLB, 4.73%, due 7/20/10	2.66%	U.S. Treasury Bonds	2.67%
FHLB, 3.50%, due 10/22/07	2.66%	Short-Term Investments	3.46%
Fannie Mae, 3.50%, due 2/25/08	2.66%	Other Assets Less Liabilities	0.71%
Fannie Mae, 4.25%, due 5/12/09	2.65%	Net Assets	100.00%
Freddie Mac, 3.25%, due 10/26/07	2.65%
Fannie Mae, 4.01%, due 10/7/09	2.63%
Fannie Mae, 2.65%, due 6/30/08	2.59%

                                                                                                    ___________

                                                                   *As of March 31, 2006.  Top ten holdings excludes short-term investments.

                                                                   FHLB- Federal Home Loan Bank

                                                                   TIP- Treasury Inflation Protected

FUND EXPENSES (Unaudited)                                                                                                                                                                                                                                                    March 31, 2006

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/05)	Ending Account Value (3/31/06)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/05-3/31/06)
Bender Growth Fund
Actual:
Class A	$1,000.00	$1,143.80	1.85%	$9.89
Class Y	1,000.00	1,142.74	2.10%	11.22
Class C	1,000.00	1,136.45	3.12%	16.62
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,015.71	1.85%	$9.30
Class Y	1,000.00	1,014.46	2.10%	10.55
Class C	1,000.00	1,009.37	3.12%	15.63

FUND EXPENSES (Unaudited) (Continued)                                                                                                                                                                                                                  March 31, 2006

	Beginning Account Value (10/1/05)	Ending Account Value (3/31/06)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/05-3/31/06)
Montecito Fund
Actual	$1,000.00	$1,055.10	1.19%	$6.10
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.19%	5.99

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS		March 31,2006

		Market
Security	Shares	Value
COMMON STOCK - 99.55%
Communications - 10.20%
Broadcom Corp., Cl. A*	26,850	$ 1,158,846
QUALCOMM, Inc.	25,600	1,295,616
		2,454,462
Computer Services - 16.90%
Cognizant Technology Solutions Corp.*	20,000	1,189,800
Network Appliance, Inc.*	36,120	1,301,404
Synopsys, Inc.*	20,600	460,410
VeriSign, Inc.*	46,580	1,117,454
		4,069,068
Human Resources - 3.11%
Monster Worldwide, Inc.*	15,000	747,900

Internet - 10.07%
eBAY, Inc.*	29,560	1,154,613
Google, Inc. - Class A*	1,350	526,500
Yahoo!, Inc.*	23,000	741,980
		2,423,093
Medical - 19.41%
Amgen, Inc.*	7,000	509,250
ArthroCare Corp.*	19,300	922,926
Genentech, Inc.*	14,000	1,183,140
Kyphon, Inc.*	25,000	930,000
LifeCell Corp.*	25,000	563,750
Ventana Medical Systems*	13,500	563,895
		4,672,961
Pharmaceutical - 4.91%
Gilead Sciences, Inc.*	19,000	1,182,180

Physical Practice Management - 3.98%
Healthways, Inc.*	18,800	957,672

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31,2006

Security	Shares	Value
Retail-Restaurant/Specialty - 19.40%
Panera Bread Co., Cl. A*	14,000	$ 1,052,520
P.F. Chang's China Bistro, Inc.*	21,950	1,081,915
Starbucks Corp.*	32,640	1,228,570
Texas Roadhouse, Inc.*	35,000	598,150
The Cheesecake Factory, Inc.*	18,900	707,805
		4,668,960
Retail-Other - 8.87%
Chico's FAS, Inc.*	28,900	1,174,496
Coach, Inc.*	15,000	518,700
Urban Outfitters, Inc.*	18,000	441,720
		2,134,916
Semiconductors - 2.70%
Marvell Technology Group Ltd.*	12,000	649,200

TOTAL COMMON STOCK
(Cost - $14,076,553)		23,960,412

Total Investments - 99.55%
(Cost - $14,076,553)		23,960,412
Other Assets less Liabilities - 0.45%		109,080
NET ASSETS - 100.00%		$ 24,069,492

*Non-income producing security

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS		March 31,2006

		Market
Security	Shares	Value
COMMON STOCK - 45.57%
Aerospace - 1.40%
General Dynamics Corp.	1,600	$ 102,368

Automobiles - 1.48%
Honda Motor Co., Ltd. - ADR	3,500	108,360

Banks - 2.60%
Bank of America Corp.	1,500	68,310
SunTrust Banks, Inc.	1,681	122,309
		190,619
Beverages - 3.33%
Anheuser-Busch Cos, Inc.	3,000	128,310
PepsiCo, Inc.	2,000	115,580
		243,890
Building Services - 0.43%
Masco Corp.	967	31,418

Chemicals - 1.56%
Ecolab, Inc.	3,000	114,600

Commercial Services - 1.70%
Paychex, Inc.	3,000	124,980

Communications - 1.48%
AT&T, Inc.	4,000	108,160

Computer Services - 1.81%
FactSet Research Systems, Inc.	3,000	133,050

Conglomerates - 1.47%
General Electric Co.	3,100	107,818

Consumer Products - 1.66%
Kimberly-Clark Corp.	2,100	121,380

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31,2006

		Market
Security	Shares	Value
Containers - 1.68%
Bemis Company, Inc.	3,900	$ 123,162

Cosmetics - 0.60%
Alberto-Culver Co. - Class B	1,000	44,230

Electric - 1.42%
Unitil Corp.	4,000	104,440

Finance - 0.67%
Chicago Mercantile Exchange	110	49,225

Food - 2.99%
H. J. Heinz Co.	3,000	113,760
Sysco Corp.	3,300	105,765
		219,525
Forestry - 0.50%
Plum Creek Timber Company, Inc.	1,000	36,930

Insurance - 2.58%
Aflac, Inc.	1,500	67,695
Arthur J. Gallagher & Co.	3,200	88,992
Old Republic International Corp.	1,486	32,425
		189,112
Investment Management - 1.60%
T. Rowe Price Group, Inc.	1,500	117,315

Machinery - 0.85%
Deere & Co.	790	62,449

Medical - 5.65%
Abbott Laboratories	3,000	127,410
Eli Lilly and Co.	2,100	116,130
Johnson & Johnson	1,000	59,220
Roche Holding AG - ADR	1,500	111,394
		414,154
The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31,2006

		Market
Security	Shares	Value
Office Supplies - 1.60%
Avery Dennison Corp.	2,000	$ 116,960

Oil & Gas - 3.09%
Exxon Mobil Corp.	2,000	121,720
PetroChina Co. - ADR	1,000	104,950
		226,670
Retail - Building Products - 0.88%
Lowe's Companies, Inc.	1,000	64,440

Semiconductor - 1.06%
Intel Corp.	4,000	77,400

Software - 1.48%
Microsoft Corp.	4,000	108,840

TOTAL COMMON STOCK
(Cost - $3,160,001)		3,341,495

REAL ESTATE INVESTMENT TRUSTS - 25.69%
Apartments - 3.80%
Apartment Investment & Management Co.- Conv Pfd, 7.75%	5,300	132,288
Archstone-Smith Trust	3,000	146,310
		278,598
Diversified - 5.25%
Entertainment Properties Trust	2,500	104,950
Global Signal, Inc.	4,000	196,800
Lexington Corporate Properties Trust	4,000	83,400
		385,150
Health Care - 1.76%
Nationwide Health Properties, Inc.	6,000	129,000

Manufactured Homes - 1.25%
UMH Properties, Inc.	6,000	91,860

Mortgage - 1.19%
Gramercy Capital Corp.	3,500	87,255

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31,2006

		Market
Security	Shares	Value
Office Property - 2.24%
HRPT Properties Trust	14,000	$ 164,360

Shopping Centers- 2.00%
Ramco-Gershenson Properties Trust- Conv Pfd, 7.95%	4,600	146,625

Single Tenant - 0.95%
Commericial Net Lease Realty	3,000	69,900

Storage - 2.26%
Sovran Self Storage, Inc.	3,000	165,600

Warehouse - 4.99%
First Industrial Realty Trust, Inc.	3,000	128,070
Monmouth Real Estate Investment Corp. - Class A	15,500	130,510
ProLogis	2,000	107,000
		365,580
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost - $1,762,330)		1,883,928

	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.90%	Amount
Fannie Mae, 2.65%, due 6/30/08	$ 200,000	189,889
Fannie Mae, 3.50%, due 2/25/08 (a)	200,000	195,208
Fannie Mae, 4.25%, due 5/12/09	200,000	194,689
Fannie Mae, 4.01%, due 10/7/09	200,000	192,516
Federal Home Loan Bank, 3.50%, due 10/22/07	200,000	195,257
Federal Home Loan Bank, 5.00%, due 2/28/08	250,000	248,823
Federal Home Loan Bank, 4.73%, due 7/20/10	200,000	195,373
Freddie Mac, 3.25%, due 10/26/07	200,000	194,482
(Cost - $1,617,570)		1,606,237

U.S. TREASURY BONDS - 2.67%
U.S. Treasury TIP Bond, 1.875%, due 7/15/15	203,848	196,045
(Cost - $199,927)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31,2006

		Market
Security	Shares	Value
SHORT TERM INVESTMENT - 3.46%
Bank of New York Hamilton Fund- Premier Shares, 4.37% (a)	253,478	$ 253,478
(Cost - $253,478)

Total Investments - 99.29%
(Cost - $6,993,306)		7,281,183
Other Assets less Liabilities - 0.71%		51,820
NET ASSETS - 100%		$ 7,333,003

TIP- Treasury Inflation Protected
(a) Rate shown is the rate in effect at March 31, 2006

The accompanying notes are an  integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES		March 31, 2006

	Bender	Montecito
	Growth Fund	Fund
Assets:
Investments in Securities at Market Value
(Identified cost $14,076,553 and $6,993,306,
respectively) (Note 2)	$ 23,960,412	$ 7,281,183
Receivables:
Securities Sold	300,539	-
Capital Stock Sold	231	115,002
Dividends and Interest	410	35,560
Other Assets	3,204	-
Total Assets	24,264,796	7,431,745

Liabilities:
Payable For Securities Purchased	-	82,539
Capital Stock Redeemed	44,040	-
Dividends Payable	-	6,396
Accrued Distribution Fees (Note 5)	37,005	4,189
Due to Custodian	73,952	-
Due to Advisor (Note 3)	10,207	1,792
Other Accrued Expenses and Liabilities	30,100	3,826
Total Liabilities	195,304	98,742

Net Assets	$ 24,069,492	$ 7,333,003

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 112,655 and 683,018 shares
outstanding, respectively)	$ 3,145,644	$ 7,333,003

Net Asset Value and Redemption Price Per Class A Share
($3,145,644/112,655 shares and $7,333,003/683,018 shares,
respectively)	$ 27.92	$ 10.74

Offering Price Per Share ($27.92/0.9425 and
$10.74/0.9425, respectively)	$ 29.62	$ 11.40

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)		March 31, 2006

	Bender	Montecito
	Growth Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 270,446 shares outstanding)	$ 8,031,029

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($8,031,029/270,446 shares)	$ 29.70

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 476,192 shares outstanding)	$ 12,892,819

Net Asset Value and Offering Price Per Class C Share
($12,892,819/476,192 shares)	$ 27.07

Redemption Price Per Share ($27.07 X 0.99)*	$ 26.80

Composition of Net Assets:
At March 31, 2006, Net Assets consisted of:
Paid-in-Capital	$ 34,234,449	$ 7,026,958
Accumulated Net Investment Income	-	417
Accumulated Net Realized Gains (Losses) From
Security Transactions	(20,048,816)	17,751
Net Unrealized Appreciation on Investments	9,883,859	287,877
Net Assets	$ 24,069,492	$ 7,333,003
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an  integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2006

	Bender	Montecito
	Growth Fund	Fund
Investment Income:
Dividend Income	$ 17,754	$ 68,714
Interest Income	5,287	26,224
Total Investment Income	23,041	94,938

Expenses (Notes 3 and 5):
Investment Advisory Fees	134,120	9,448
Service Fees-Class A	37,647	20,156
Service Fees-Class Y	134,359	-
Service Fees-Class C	213,057	-
Distribution Fees-Class A	8,556	7,873
Distribution Fees-Class Y	25,422	-
Distribution Fees-Class C	132,325	-
Total Expenses	685,486	37,477
Net Investment Income (Loss)	(662,445)	57,461

Net Realized and Unrealized Gain
on Investments (Note 4):
Net Realized Gains From Security Transactions	2,281,902	23,605
Distributions of Realized Gains by
Other Investment Companies	-	3,157
Net Change in Net Unrealized Appreciation on Investments	3,416,175	274,543
Net Realized and Unrealized Gain on Investments	5,698,077	301,305

Net Increase in Net Assets
Resulting From Operations	$ 5,035,632	$ 358,766

The accompanying notes are an  integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2006	March 31, 2005

Operations:
Net Investment Loss	$ (662,445)	$ (805,042)
Net Realized Gain (Loss) From Security Transactions	2,281,902	(3,160,562)
Net Change in Unrealized Appreciation
on Investments	3,416,175	2,632,635
Net Increase (Decrease) in Net Assets
Resulting From Operations	5,035,632	(1,332,969)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(12,250 and 5,733 shares, respectively)	318,786	127,739
Cost of Shares Redeemed
(64,424 and 59,279 shares, respectively)	(1,622,912)	(1,352,039)
Total Class A Transactions	(1,304,126)	(1,224,300)

Class Y:
Proceeds from Shares Issued
(25,601 and 46,465 shares, respectively)	652,699	1,123,828
Cost of Shares Redeemed
(247,335 and 304,359 shares, respectively)	(6,571,413)	(7,234,916)
Total Class Y Transactions	(5,918,714)	(6,111,088)

Class C:
Proceeds from Shares Issued
(9,057 and 13,616 shares, respectively)	224,589	306,171
Cost of Shares Redeemed
(168,752 and 120,256 shares, respectively)	(4,044,138)	(2,669,543)
Total Class C Transactions	(3,819,549)	(2,363,372)

Net Decrease in Net Assets From
Capital Share Transactions	(11,042,389)	(9,698,760)
The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2006	March 31, 2005

Total Decrease in Net Assets	$ (6,006,757)	$ (11,031,729)

Net Assets:
Beginning of Year	30,076,249	41,107,978
End of Year*	$ 24,069,492	$ 30,076,249

*Includes accumulated undistributed
net investment income of:	$ -	$ -

The accompanying notes are an  integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2006	March 31, 2005

Operations:
Net Investment Income	$ 57,461	$ 698
Net Realized Gain (Loss) From Security Transactions	23,605	(4,499)
Distributions of Realized Gains by
Other Investment Companies	3,157	-
Net Change in Unrealized Appreciation
on Investments	274,543	5,189
Net Increase in Net Assets
Resulting From Operations	358,766	1,388

Distributions to Shareholders From:
Net Investment Income ($0.09 and $0.00
per share, respectively)	(57,742)	-

Capital Share Transactions:
Proceeds from Shares Issued
(669,226 and 0 shares, respectively)	6,890,584	-
Reinvestment of Dividends
(3,439 and 0 shares, respectively)	36,574	-
Cost of Shares Redeemed
(7,071 and 1,762 shares, respectively)	(73,558)	(15,033)

Net Increase (Decrease) in Net Assets From
Capital Share Transactions	6,853,600	(15,033)

Total Increase (Decrease) in Net Assets	7,154,624	(13,645)

Net Assets:
Beginning of Year	178,379	192,024
End of Year*	$ 7,333,003	$ 178,379

*Includes accumulated undistributed
net investment income of:	$ 417	$ 698

The accompanying notes are an  integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class A Shares

	For the Year Ended March 31,
	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Year	$ 22.89	$ 23.40	$ 15.36	$ 22.13	$ 22.16

Income (Loss) From Operations:
Net investment loss	(0.44)	(0.38)	(0.36)	(0.29)	(0.41)
Net gain (loss) from securities
(both realized and unrealized)	5.47	(0.13)	8.40	(6.48)	0.38
Total from operations	5.03	(0.51)	8.04	(6.77)	(0.03)

Net Asset Value,
End of Year	$ 27.92	$ 22.89	$ 23.40	$ 15.36	$ 22.13

Total Return (b)	21.97%	(2.18)%	52.34%	(30.59)%	(0.14)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,146	$ 3,773	$ 5,110	$ 3,729	$ 6,991
Ratio of expenses
to average net assets:	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets:	(1.76)%	(1.68)%	(1.73)%	(1.75)%	(1.76)%
Portfolio turnover rate	26.98%	13.44%	12.68%	19.36%	22.92%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an  integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class Y Shares

	For the Year Ended March 31,
	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Year	$ 24.40	$ 24.98	$ 16.41	$ 23.69	$ 23.80

Income (Loss) From Operations:
Net investment loss	(0.53)	(0.44)	(0.42)	(0.33)	(0.46)
Net gain (loss) from securities
(both realized and unrealized)	5.83	(0.14)	8.99	(6.95)	0.35
Total from operations	5.30	(0.58)	8.57	(7.28)	(0.11)

Net Asset Value,
End of Year	$ 29.70	$ 24.40	$ 24.98	$ 16.41	$ 23.69

Total Return (b)	21.72%	(2.32)%	52.22%	(30.73)%	(0.46)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 8,031	$ 12,009	$ 18,735	$ 11,977	$ 23,387
Ratio of expenses
to average net assets:	2.07%	1.99%	1.97%	2.00%	1.93%
Ratio of net investment loss
to average net assets:	(1.99)%	(1.82)%	(1.85)%	(1.90)%	(1.84)%
Portfolio turnover rate	26.98%	13.44%	12.68%	19.36%	22.92%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an  integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class C Shares

	For the Year Ended March 31,
	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Year	$ 22.48	$ 23.25	$ 15.44	$ 22.54	$ 22.87

Income (Loss) From Operations:
Net investment loss	(0.74)	(0.64)	(0.61)	(0.50)	(0.67)
Net gain (loss) from securities
(both realized and unrealized)	5.33	(0.13)	8.42	(6.60)	0.34
Total from operations	4.59	(0.77)	7.81	(7.10)	(0.33)

Net Asset Value,
End of Year	$ 27.07	$ 22.48	$ 23.25	$ 15.44	$ 22.54

Total Return (b)	20.42%	(3.31)%	50.58%	(31.50)%	(1.44)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 12,893	$ 14,294	$ 17,263	$ 12,040	$ 21,416
Ratio of expenses
to average net assets:	3.11%	3.03%	3.02%	3.07%	2.89%
Ratio of net investment loss
to average net assets:	(3.02)%	(2.86)%	(2.90)%	(2.97)%	(2.80)%
Portfolio turnover rate	26.98%	13.44%	12.68%	19.36%	22.92%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an  integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
	2006	2005	2004	2003**

Net Asset Value, Beginning of Period	$ 10.24	$ 10.01	$ 7.69	$ 10.00

Income (Loss) From Operations:
Net investment income	0.19	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	0.40	0.19	2.37	(2.34)
Total from operations	0.59	0.23	2.37	(2.23)

Distributions to shareholders from
net investment income	(0.09)	-	(0.05)	(0.08)

Net Asset Value, End of Period	$ 10.74	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	5.82%	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 7,333	$ 178	$ 192	$ 169
Ratio of expenses to average net assets (c)	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income (loss)
to average net assets (c)	1.82%	0.39%	0.05%	1.29%
Portfolio turnover rate	68.05%	120.02%	290.23%	0.28%

__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an  integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                                                                                                                                                                                                                 March 31, 2006

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the Bender Growth Fund (the “Bender Fund”) and the Montecito Fund (collectively the “Funds”).   The Bender Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's adviser or sub-adviser ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued as of March 31, 2006.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                           March 31, 2006

securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Bender Fund’s Class A shares or Montecito Fund’s shares.  Bender Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                           March 31, 2006

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Advisor”). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.     For the year ended March 31, 2006, the Advisor received advisory fees of $134,120 and $9,448 from Bender Fund and Montecito Fund, respectively.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Advisor, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the year ended March 31, 2006, the Distributor received approximately $34,097 in commissions from the sale of fund shares.

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates (“RBA”) on behalf of the Bender Fund.  Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.30% of the average daily net assets of the Bender Fund in excess of $10 million.  No monthly fees are paid to RBA for the first $10 million in average daily net assets.  Prior to August 1, 2005, RBA received a fee of 0.40% of the average daily net assets of the Bender Fund in excess of $10 million with no fee being paid for the first $10 million in average daily net assets.  The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

Effective November 1, 2005, the Advisor has entered into a Sub-Advisory Agreement with Seidler Investment Advisors Incorporated (“SIA”) on behalf of the Montecito Fund.  Under the terms of the Sub-Advisory Agreement, SIA receives a monthly fee from the Advisor calculated at an annual rate of 0.25% of  the average daily net assets of the Montecito Fund.  No monthly fees are paid to SIA for the first $10 million in average daily net assets.  However, once average daily net assets exceed $70 million, SIA will be entitled to an additional monthly fee at an annual rate of 0.25% on the first $10 million in average daily net assets.  The Advisor is responsible for the supervision and payment of fees to SIA in connection with its services.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

Class A	1.10% of average daily net assets
Class Y	2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets
Class C	2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2006

For the year ended March 31, 2006, the Advisor received service fees of $385,063 from the Bender Fund.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets.   For the year ended March 31, 2006, the Advisor received service fees of $20,156 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

John P. Odell and Steven W. Arnold are officers and directors of the Advisor, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that previously provided marketing services to RBA.  RBA pays RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2006 were as follows:

	Purchases	Sales
Bender Fund	$7,158,901	$18,282,331
Montecito Fund	8,600,888	2,027,883

As of March 31, 2006, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Appreciation
Bender Fund	$10,083,796	$(199,937)	$9,883,859
Montecito Fund	371,900	(84,023)	287,877

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                           March 31, 2006

the Act.  The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the year ended March 31, 2006, distribution fees of $8,556, $25,422 and $132,325 were paid for Bender Fund Class A, Class Y and Class C shares, respectively and $7,873 was paid for the Montecito Fund shares.

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of March 31, 2006, Charles Schwab & Co., Inc. held 37% of the voting securities of Bender Fund shares for the benefit of others.

7.

TAX INFORMATION

In accordance with industry practice, the Bender Fund has recorded a reclassification in the capital accounts. As of March 31, 2006, the Bender Fund recorded permanent book/tax differences of $662,445,  from undistributed net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

During the fiscal years ended March 31, 2006 and March 31, 2005, the Montecito Fund paid dividend distributions of $57,742 and $0, respectively, characterized as ordinary income distributions for tax purposes.  The Bender Fund had no dividend distributions during the same time periods.

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gains	Capital Loss Carryforward	Unrealized Appreciation
Bender Fund	$ 0	$ 0	$(20,048,816)	$9,883,859
Montecito Fund	3,378	14,790	0	287,877

As of March 31, 2006, the Bender Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013
Bender Fund	$11,905,818	$1,784,760	$3,197,676	$3,160,562

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Santa Barbara Group of Mutual Funds, Inc. (the “Funds”), comprising The Bender Growth Fund and The Montecito Fund as of March 31, 2006, and the related statements of operations for the year then ended and statement of changes in net assets, and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the periods indicated prior to March 31, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds’ custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting The Santa Barbara Group of Mutual Funds, Inc. as of March 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 4, 2006

THE DIRECTORS AND OFFICERS (Unaudited)

The following table provides information about each Director who is an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.  The term of office for Directors is for the duration of the Company or until removal, resignation or retirement; officers are elected annually.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Steven W. Arnold[1] Born: 1955	Director and Co-Chairman of the Board since 1996, Treasurer and Co-President of the Funds since 1996

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

John P. Odell[1] Born: 1966	Director and Co-Chairman of the Board since 1998, Co-President and Secretary of the Funds since 1998

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

Robert L. Bender[1] Born: 1937	Director since 1996	President of Robert L. Bender & Associates, Inc. since 197 2 ..

1 Steven W. Arnold, John P. Odell, and Robert L. Bender are all deemed to be interested persons of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s investment advisor.  Robert L. Bender is an officer of the sub-advisor to the Bender Fund.

THE DIRECTORS AND OFFICERS (Unaudited) (Continued)

The following table provides information about each Director who is not an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.   As of March 31, 2006, each Director was responsible for the oversight of the Bender Growth Fund and Montecito Fund.   Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Harvey A. Marsh Born: 1938	Director since 1998	Certified Public Accountant; self-employed Financial Consultant (1996-1998; 2001-present); Chief Financial Officer for Golden Systems, Inc. (1998-2001) ..
Wayne F. Turkheimer Born: 1952	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law ..
Glory I. Burns Born: 1952	Director since 1998	Professor at Colorado State University since 1991 ; Director of First Main Street Bank (1997-Present).
Lawrence C. Signey Born: 1961	Director since 2000	Pastor at St. Robert Bellarmine Catholic Church since July 2002; Associate Pastor at St. Bede the Venerable (1993-2002).

The following table provides information about each officer who is not a Director of the Santa Barbara Group of Mutual Funds, Inc.

Name, Address and Age	Title	Principal Officer who is not a Director, Occupation(s) During Past 5 Years
Colleen T. McCoy 107 South Fair Oaks Ave. Suite 315 Pasadena, CA 91105 Born: 1954	Chief Compliance Officer since September 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; C hief C ompliance O fficer for a number of other mutual fund groups since 2004; Vice President & Business Mgr. (Global Funds Administration) with JP Morgan Chase (1988-2001).

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

ADDITIONAL INFORMATION (Unaudited)

RESULTS OF SHAREHOLDER MEETING

On October 31, 2005, a special meeting of the shareholders of the Montecito Fund was held for the purpose of approving a sub-advisory agreement between SBG Capital Management, Inc. and Seidler Investment Advisors, Inc.   The voting results of the meeting were as follows:

FOR

  AGAINST

         ABSTAIN

228,850

         0

  0

Effective November 1,2005, and pursuant to a sub-advisory agreement, Seidler Investment Advisors, Inc. assumed responsibility for providing primary investment management services to the Montecito Fund.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

SUB-ADVISORS

Robert Bender & Associates, Inc.

245 South Los Robles, Suite 620

Pasadena, CA 90272

Seidler Investment Advisors, Inc.

515 South Figueroa Street, 11th Floor

Los Angeles, CA 90071

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT AUDITORS

Cohen McCurdy, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The Bender Growth Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND ANNUAL REPORT MARCH 31, 2006

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined, at a meetings held on February 26, 2005 and February 23, 2006, that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 20,275

FY 2005

$ 19,625

(b)

Audit-Related Fees

FY 2006

$        0

FY 2005

$        0

Nature of the fees:

(c)

Tax Fees

FY 2006

$ 2,730

FY 2005

$ 1,750

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2006

$ 0

$ 0

FY 2005

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2006 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2006

$ 2,730

$ None

FY 2005

$ 1,750

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2006.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds and Affiliated Purchasers.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman & Co-President

Date    6/9/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman & Co-President

Date

6/9/06

By (Signature and Title)

*/s/ Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

6/9/06